LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2016
LOSS PER SHARE
Schedule of computation of basic and diluted net loss per ordinary share

	2014	2015	2016

Numerator:
Net loss attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(29,987)	$(39,407)	$(8,723)

Denominator:

Weighted average number of shares used in calculating net loss per ordinary share —basic and diluted	99,001,560	94,970,054	127,180,801

Net loss per ordinary share-basic and diluted	$(0.30)	$(0.41)	$(0.07)